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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------



DATE OF REPORT:   APRIL 27, 1999
DATE OF EARLIEST EVENT REPORTED:   APRIL 20, 1999


                   STIRLING COOKE BROWN HOLDINGS LIMITED
           (Exact name of registrant as specified in its charter)


      BERMUDA                    000-23427                  NOT APPLICABLE
  (State or other        (Commission File Number)          (I.R.S. Employer
  jurisdiction of                                       Identification Number)
  incorporation or
   organization)

                         VICTORIA HALL, THIRD FLOOR
                             11 VICTORIA STREET
                          HAMILTON, HM 11, BERMUDA
                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (441) 295-7556

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          On April 20, 1999, KPMG Peat Marwick ("KPMG"), the independent auditors for Stirling Cooke Brown Holdings Limited (the "Company"), notified the Company that KPMG would not seek re-election as auditors to the Company for the year ending December 31, 1999 at the forthcoming Annual General Meeting.

          KPMG's reports on the Company's financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the Company's two most recent fiscal years, and the subsequent interim period preceding KPMG's declination, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of the disagreement in connection with KPMG's report.

          During the Company's two most recent fiscal years and the subsequent interim period preceding KPMG's declination:

          (a) KPMG did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

          (b) KPMG did not advise the Company that information has come to KPMG's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

          (c) (1) KPMG did not advise the Company of the need to expand significantly the scope of its audit, or that information had come to KPMG's attention during such period that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; and (2) KPMG did not so expand the scope of its audit or conduct such further investigation;

          (d) (1) KPMG did not advise the Company that information has come to KPMG's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) KPMG did not advise the Company that due to KPMG's declination to seek re-election, or for any other reason, accounting issues have not been resolved to KPMG's satisfaction prior to declination to seek re-election.

          The Company has provided KPMG with a copy of this report and has requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. Attached as Exhibit 16 to this Form 8-K is a copy of KPMG's letter.

          On April 27, 1999, the Company engaged Arthur Andersen LLP as the Company's independent accountant. During the Company's two most recent fiscal years and the interim period subsequent to the fiscal year ended December 31, 1998, neither the Company nor any person on the Company's behalf consulted Arthur Andersen LLP regarding either:

          (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; and no written or oral advice was provided to the Company that Arthur Andersen concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing, or financial reporting issues; or

          (ii) any matter that was the subject of a disagreement or a reportable event, as those items are defined under Regulation ss. 229.304 (17 C.F.R. ss. 229.304).

ITEM 5.   OTHER EVENTS

          On April 28, 1999, the registrant will issue the press release filed as Exhibit 99.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  EXHIBITS.

               (16) Letter of KPMG regarding change in certifying accountant.

               (99.1)  Press release dated April 28, 1999

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



          Dated: April 27, 1999


                                    STIRLING COOKE BROWN HOLDINGS LIMITED


                                    By:      /s/George W. Jones
                                       ----------------------------------
                                         George W. Jones
                                         Chief Financial Officer
                                         and Director

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                               EXHIBIT INDEX



               Exhibit        Description
               -------        -----------


               16 Letter of KPMG regarding change in certifying accountant.

               99.1           Press release dated April 28, 1999.